UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction ofincorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Blvd., The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal Activities.

On November 2, 2016, Opexa Therapeutics, Inc. (the “Company”) announced an approximately 40% reduction to the Company’s then-current workforce in light of the negative Phase 2b Abili-T clinical trial top-line results announced on October 28, 2016. Following further analysis of the Phase 2b Abili-T clinical trial top-line results and in order to reduce operating expenses and conserve cash resources, on October 26, 2016, the Company’s Board of Directors approved reduction of the Company’s 20 current full-time employees. The workforce reduction is effective immediately. The Company estimates that it will incur incremental aggregate cash charges of approximately $95,000 associated with this workforce reduction.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2016, Scott Seaman, a member of the Board of Directors, informed the Board of his decision to resign from the Board, effective immediately. Mr. Seaman’s resignation was not in connection with any known disagreement with the Company on any matter.

On November 2, 2016, the Company also announced that it had accepted the resignation of Donna Rill, the Company’s Chief Development Officer, with such resignation to be effective as of November 4, 2016.

Item 9.01    Financial Statements and Exhibits.

 A copy of the press release issued by the Company on November 2, 2016 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Relating to Forward-Looking Information for the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995
Statements contained in this report, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “expects,” “believes,” “may,” “intends,” “potential,” “should,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that forward-looking statements, including without limitation statements regarding the reduction-in-workforce and the anticipated future reduction in operating expenses and cash conservation benefits associated therewith, and the future charges expected to be incurred, constitute forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include without limitation risks and uncertainties associated with possible changes in the magnitude of the planned workforce reduction, including as a result of changes that may occur in the Company’s operations or operating plan, or other reasons or events, possible changes in the amount of charges and cash payments associated with the workforce reduction, including the possibility that the Company may incur unanticipated charges or make cash payments that are not currently contemplated, and the Company’s ability to reduce its operating expenses and conserve cash on a net basis as a result of the workforce reduction. These and other risks are described in detail in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. All forward-looking statements contained in this report speak only as of the date on which they were first made by the Company, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 2, 2016	OPEXA THERAPEUTICS, INC.

	By:	/s/ Neil K. Warma
Neil K. Warma
President, Chief Executive Officer and Acting Chief Financial Officer

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